SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2004

FIRST POTOMAC REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Avenue, Suite 310
Bethesda, Maryland 20814
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (301) 986-9200

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit 99.1	Press Release with respect to the Registrant’s acquisition of the Airpark Place Business Center, dated August 10, 2004.

Item 9. Regulation FD Disclosure.

     On August 10, 2004, the Registrant, First Potomac Realty Trust, issued a press release announcing its acquisition of the Airpark Place Business Center, a three-building, 82,200 square foot, flex/warehouse property located in Gaithersburg, Maryland. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information included in this Current Report on Form 8-K (including Exhibit 99.1) hereto, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST POTOMAC REALTY TRUST (Registrant)
Date: August 18, 2004	/s/ Barry H. Bass
Barry H. Bass
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release with respect to the Registrant’s acquisition of the Airpark Place Business Center, dated August 10, 2004.